VIRTUS Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2026
($ reported in thousands)

	Shares	Value
Common Stocks—82.2%
Diversified—24.9%
Keyera Corp.	40,703	$1,378
Kinder Morgan, Inc.	65,460	1,996
ONEOK, Inc.	25,896	2,051
Pembina Pipeline Corp.	32,624	1,356
Targa Resources Corp.	19,637	3,947
		10,728

Downstream/Other—4.3%
Archrock, Inc.	20,522	607
Kodiak Gas Services, Inc.	18,833	791
Sunococorp LLC(1)	8,380	450
		1,848

Electric, Gas and Water—1.0%
DTE Energy Co.	3,217	432
Electric, LDC & Power—14.0%
Alliant Energy Corp.	19,911	1,312
CenterPoint Energy, Inc.	15,113	600
NiSource, Inc.	24,650	1,092
OGE Energy Corp.	20,112	879
Sempra	18,782	1,634
Xcel Energy, Inc.	7,008	533
		6,050

Liquefied Natural Gas—8.3%
Cheniere Energy, Inc.	16,819	3,557
Natural Gas Pipelines—23.4%
DT Midstream, Inc.	24,622	3,103
TC Energy Corp.	46,248	2,713
Williams Cos., Inc. (The)	63,770	4,289
		10,105

	Shares	Value

Petroleum Transportation & Storage—5.1%
Enbridge, Inc.	31,324	$1,530
Gibson Energy, Inc.	34,276	675
		2,205

Upstream—1.2%
EQT Corp.	9,198	531
Total Common Stocks (Identified Cost $26,795)		35,456

	Units
Master Limited Partnerships—17.5%
Diversified—14.2%
Energy Transfer LP	87,478	1,614
Enterprise Products Partners LP	52,564	1,744
MPLX LP	49,943	2,792
Petroleum Transportation & Storage—3.3%
Plains GP Holdings LP Class A	69,269	1,419
Total Master Limited Partnerships (Identified Cost $5,260)		7,569

Total Long-Term Investments—99.7% (Identified Cost $32,055)		43,025

TOTAL INVESTMENTS—99.7% (Identified Cost $32,055)		$43,025
Other assets and liabilities, net—0.3%		127
NET ASSETS—100.0%		$43,152

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United States	82%
Canada	18
Total	100%
† % of total investments as of January 31, 2026.
The following table summarizes the value of the Fund’s investments as of January 31, 2026, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at January 31, 2026	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$35,456	$35,456
Master Limited Partnerships	7,569	7,569
Total Investments, Net of Securities Sold Short and Written Options	$43,025	$43,025
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at January 31, 2026.
There were no transfers into or out of Level 3 related to securities held at January 31, 2026.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2026
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.